MFS(R)EMERGING MARKETS DEBT FUND         MFS(R)INTERNATIONAL VALUE FUND
MFS(R)EMERGING MARKETS EQUITY FUND       MFS(R)INTERNATIONAL NEW DISCOVERY FUND
MFS(R)GLOBAL EQUITY FUND                 MFS(R)RESEARCH INTERNATIONAL FUND
MFS(R)GLOBAL GROWTH FUND                 MFS(R)HIGH INCOME FUND
MFS(R)GLOBAL TOTAL RETURN FUND           MFS(R)MUNICIPAL HIGH INCOME FUND
MFS(R)INTERNATIONAL GROWTH FUND          MFS(R)HIGH YIELD OPPORTUNITIES FUND

                       Supplement to Current Prospectuses


Effective immediately, the first two paragraphs under the caption `How to Purchase, Exchange and Redeem Shares - Other Considerations" in the prospectuses of the above-referenced funds are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

Exchange Limitation Policies. The MFS funds, subject to the limitations described below, take steps designed to curtail excessive trading practices.

         Limitations on Exchange Activity. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

          o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

          o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

         during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading done in multiple accounts under common ownership, control or influence.

         MFS' international and global funds identified above, and effective May 3, 2003, the high yield funds identified above, will charge a 2% redemption fee (which is retained by the funds) on proceeds from shares redeemed or exchanged within 30 days following their acquisition (either by purchase or exchange). See below for details.

         Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

         To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

         In addition, because the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time, (referred to as fair valuation procedures), as described under "Other Information - Pricing of Fund Shares" below. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders. In addition to the use of fair valuation procedures, the fund imposes a 2% redemption fee on redemptions and exchanges made within 30 days of purchase, which is designed to discourage frequent trading in the fund's shares and the opportunity for price arbitrage.

Redemption Fee. The MFS international and global funds identified above charge, and for purchases made on or after May 3, 2004, the high yield funds identified above will charge, a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange). Shares held for more than 30 days are not subject to the 2% redemption fee.

For purposes of applying the redemption fee, shares you have held the longest will be treated as being redeemed first, and shares that you have held the shortest will be treated as being redeemed last. If you transfer your shares to a different account registration or convert them to a different share class, the shares will retain their original purchase date and continue to be subject to the redemption fee accordingly.

The redemption fee will not apply to: shares held through certain omnibus accounts (such as certain retail brokerage omnibus accounts and wrap programs, retirement plan omnibus accounts, separate accounts of insurance companies and certain 529 college savings plans); shares held through a retirement plan for which MFS or one of its affiliates provides participant recordkeeping services; shares purchased, exchanged or redeemed by means of certain automated or pre-established, purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans; shares acquired through reinvestment of distributions; class 529 shares of the funds (if offered); class J shares of the funds (if offered); and class B shares of the funds (however the redemption fee is expected to apply to applicable redemptions or exchanges of class B shares of the fund approximately at the end of the third quarter of 2004). The redemption fee will be waived in the event of the death of a shareholder. The fund reserves the right to waive or impose the redemption fee or withdraw waivers in its discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

Effective immediately, the section entitled "Other Information - Pricing of Fund Shares" in the prospectuses of the above-referenced funds are replaced in their entirety by the following:

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and:

     o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

     o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

Effective immediately, the following is added to each prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the investment adviser to each fund identified above (the "funds"), has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust).

     In addition, under the terms of the settlement, MFS will adopt certain governance changes, which include, among others:

     o formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS' operating businesses, to oversee all matters relating to issues arising under MFS' Code of Ethics;

     o establishment of an Internal Compliance Controls Committee, chaired by MFS' Chief Compliance Officer and comprised of senior executives of MFS' operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

     o establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

     o establishment of a full-time senior-level position reporting to MFS' Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds' excessive trading policies and compliance procedures;

     o    engagement  of an  Independent  Compliance  Consultant  to  conduct  a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

     o commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

     In addition, under the terms of the settlement, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

     o at least 75% of the Retail Funds' Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds' Boards currently adhere);

     o the chair of the Retail Funds' Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds' Boards currently adhere);

     o all action taken by the Retail Funds' Boards of Trustees or a committee thereof will be approved by a majority of the independent trustees of the Boards or committee, respectively;

     o commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

     o the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

     Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

     o the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds' compliance policies and procedures, and the Board of Trustees of the funds has determined that MFS shall reimburse the funds for the expense of this senior officer; and

     o certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor's most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

     Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds' Boards of Trustees, and Mr. Ballen resigned as the funds' President, effective February 6, 2004.

     Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

     Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

     In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

     Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.



                  The date of this supplement is March 1, 2004.